Schwab Capital Trust
211 Main Street
San Francisco, CA 94105
April 29, 2011
VIA EDGAR
Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

Re:	Schwab Balanced Fund, a series of Schwab Capital Trust (File Nos. 033-62470 and 811-07704)
Ladies and Gentlemen:
     On behalf of Schwab Capital Trust, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in the Prospectus with respect to the Schwab Balanced Fund (the “Fund”), dated February 28, 2011, as amended April 20, 2011, filed pursuant to Rule 497(c) under the Securities Act of 1933, on April 20, 2011 (the “497 Filing”). The purpose of this filing is to submit the 497 Filing in XBRL for the Fund.
     Any questions or comments on the 497 Filing should be directed to the undersigned at (415) 667-0780.

Very truly yours,
/s/ Christine M. Pierangeli
Christine M. Pierangeli
Corporate Counsel